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                                                                     EXHIBIT 21

SUBSIDIARIES OF GRUBB & ELLIS COMPANY


    NAME AND                                      STATE OF
 TRADE NAMES (IF ANY)                           INCORPORATION
 --------------------                           -------------

 Adams-Cates Company                            Georgia
 Collective Services, Inc.                      Pennsylvania
 Grubb & Ellis Affiliates, Inc.                 Delaware
 Grubb & Ellis Asset Services Company           Delaware
 Grubb & Ellis Colorado, Inc.                   California
    TRADE NAME:  Grubb & Ellis Company
 Grubb & Ellis Europe, Inc.                     California
 Grubb & Ellis Management Services, Inc.        Delaware
 Grubb & Ellis Mortgage Group, Inc.             California
 Grubb & Ellis Mortgage Services, Inc.          California
    TRADE NAME:  GEMS
 Grubb & Ellis New York, Inc.                   New York
    TRADE NAMES:  James Felt Realty Services
                  Wm. A. White/Grubb & Ellis
 Grubb & Ellis Institutional Properties, Inc.   California
 Grubb & Ellis of Nevada, Inc.                  Nevada
 Grubb & Ellis of Oregon, Inc.                  Washington
 Grubb & Ellis Realty Advisers, Inc.            California
 Grubb & Ellis Services Corporation             Florida
 Grubb & Ellis Southeast Partners, Inc.         California
 G&E Investor Properties I, Inc.                California
 G&E Investor Properties III, Inc.              California
 G&E Investor Properties IV, Inc.               California
 HSM Inc.                                       Texas
 Leggat McCall/Grubb & Ellis, Inc.              Massachusetts
 Montclair Insurance Company Ltd.               Bermuda
 Oliver Realty, Inc.                            Delaware
 The Schuck Commercial Brokerage Company        Colorado
 Wm. A. White/Grubb & Ellis Inc.                New York
 Wm. A. White/Tishman East Inc.                 New York

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SUBSIDIARIES OF GRUBB & ELLIS MANAGEMENT SERVICES, INC.

    NAME AND                                      STATE OF
 TRADE NAMES (IF ANY)                           INCORPORATION
 --------------------                           -------------

 Grubb & Ellis Management Services of
 Colorado, Inc.                                 Colorado
     TRADE  NAME:  Grubb & Ellis
                   Management Services, Inc.



SUBSIDIARIES OF HSM INC.

    NAME AND                                      STATE OF
 TRADE NAMES (IF ANY)                           INCORPORATION
 --------------------                           -------------

 Henry S. Miller Financial Corporation           Texas
 HSM Condominium Corporation                     Texas
 HSM Real Estate Securities
   Corporation                                   Texas
 Miller Capital Corporation                      Texas
 Miller Real  Estate Services
   Corporation                                   Texas